Exhibit 10.15

KBL HEALTHCARE ACQUISITION CORP. III

                    , 2007

KBL Healthcare Management, Inc.

757 Third Avenue, 21st Floor

New York, New York 10017

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of KBL Healthcare Acquisition Corp. III (“KBL”) and continuing until the earlier of the consummation by KBL of its initial “Business Combination” (as described in KBL’s IPO prospectus) and the liquidation of KBL, KBL Healthcare Management, Inc. shall make available to KBL certain office and secretarial services as may be required by KBL from time to time, situated at 757 Third Avenue, 21st Floor, New York, New York 10017. In exchange therefor, KBL shall pay KBL Healthcare Management, Inc. the sum of $10,000 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

KBL HEALTHCARE ACQUISITION CORP. III

By:
Name: Title:

AGREED TO AND ACCEPTED BY:

KBL HEALTHCARE MANAGEMENT, INC.

By:
Name: Title: